                                                                   Exhibit 99.11
                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-1
                _______________________________________________

                Monthly Period:                  06/01/96 to
                                                 06/30/96
                Distribution Date:               07/15/96
                Transfer Date:                   07/12/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                         $4.38666667
                                   Class B                          4.55000000
                                   Collateral Inv. Amt.             4.73666664
                                                           --------------------
                                   Total (weighted avg.)           $4.43403054

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                   Class A                         $4.38666667
                                   Class B                         $4.55000000
                                   Collateral Inv. Amt.            $4.73666664
                                                           --------------------
                                   Total (weighted avg.)           $4.43403054
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1995-1
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                      $99,531,079.60
                                   Class B                        7,797,425.89
                                   Collateral Inv. Amt.          12,586,556.87
                                                           --------------------
                                   Total                       $119,915,062.36
                                                           ====================

     2.   Allocation of Finance Charge Receivables.
          ----------------------------------------

          (a)   The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the Certificates

                                   Class A                      $13,007,975.95
                                   Class B                        1,018,524.52
                                   Collateral Inv. Amt.           1,645,508.96
                                                           --------------------
                                   Total                        $15,672,009.43
                                                           ====================

          (b)   Principal Funding Investment Proceeds
                (to Class A)                                               N/A
          (c)   Withdrawals from Reserve Account (to
                Class A)                                                   N/A
                                                           --------------------
                  Class A Available Funds                       $13,007,975.95
                                                           ====================


     3.   Principal Receivables/Investor Percentages
          ------------------------------------------

          (a)   The aggregate amount of Principal
                Receivables in the Trust as of the last day of the Monthly Period

                                                            $16,366,336,980.20
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1995-1
Page 3

     (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
          Accumulation Period)

                                   Class A                   $1,000,000,000.00
                                   Class B                       78,300,000.00
                                   Collateral Inv. Amt.         126,500,000.00
                                                           --------------------
                                   Total                     $1,204,800,000.00

     (c)  The Floating Allocation Percentage: The Invested
          Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
          Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                              6.110%
                                   Class B                              0.478%
                                   Collateral Inv. Amt.                 0.773%
                                                           --------------------
                                   Total                                7.361%

     (d)  During the Amortization Period: The Invested
          Amount as of _______ (the last day of the Revolving
          Period)

                                   Class A                                 N/A
                                   Class B                                 N/A
                                   Collateral Inv. Amt.                    N/A
                                                           --------------------
                                   Total                                   N/A

     (e)  The Fixed/Floating Allocation Percentage: The Invested
          Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
          Receivables set forth in paragraph 3(a) above

                                   Class A                                 N/A
                                   Class B                                 N/A
                                   Collateral Inv. Amt.                    N/A
                                                           --------------------
                                   Total                                   N/A

4.   Delinquent Balances.
     -------------------

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

     (a)     35 - 64 days                                      $264,011,748.34
     (b)     65 - 94 days                                       155,785,965.34
     (c)     95 - 124 days                                      117,909,543.39
     (d)     125 - 154 days                                     101,756,204.63
     (e)     155 - 184 days                                      82,509,339.88
     (f)     185 or more days                                    66,191,686.10
                                                           --------------------
                                           Total               $788,164,487.68
                                                           ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1995-1
Page 4

5.   Monthly Investor Default Amount.
     --------------------------------
     (a)   The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the
           Collection Period allocable to the Invested
           Amount (the aggregate "Investor Default
           Amount")
                                   Class A                       $4,185,404.78
                                   Class B                          327,717.19
                                   Collateral Inv. Amt.             529,453.70
                                                           --------------------
                                   Total                         $5,042,575.67
                                                           ====================


6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
     -----------------------------------------------------
     (a)   The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Collateral Invested Amount

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================


     (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================


     (c)   The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1995-1
Page 5


     (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================


7.   Investor Servicing Fee.
     ----------------------

     (a)  The amount of the Investor Monthly Servicing Fee
          payable by the Trust to the Servicer for the
          Monthly Period
                                   Class A                       $1,250,000.00
                                   Class B                           97,875.00
                                   Collateral Inv. Amt.             158,125.00
                                                           --------------------
                                   Total                         $1,506,000.00
                                                           ====================


8.   Reallocated Principal Collections
     ---------------------------------

     The amount of Reallocated Collateral and Class B
     Principal Collections applied in respect of Interest
     Shortfalls, Investor Default Amounts or Investor
     Charge-Offs for the prior month.

                                   Class B                               $0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================


9.   Collateral Invested Amount
     --------------------------

     (a)  The amount of the Collateral Invested Amount as
          of the close of business on the related
          Distribution Date after giving effect to
          withdrawals, deposits and payments to
          be made in respect of the preceding month
                                                               $126,500,000.00

     (b)  The Required Collateral Invested Amount as of
          the close of business on the related
          Distribution Date after giving effect to
          withdrawals, deposits and payments to be made in
          respect of the preceding month
                                                               $126,500,000.00
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                Series 1995-1
Page 6


     10.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                   Class A                          1.00000000
                                   Class B                          1.00000000
                                                           --------------------
                                   Total (weighted avg.)            1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly
          Period                                                        10.59%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                   7.70%




C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)   Accumulation Period commencement date                 01/31/99

          (b)   Accumulation Period length (months)                          2

          (c)   Accumulation Period Factor                                6.93

          (d)   Required Accumulation Factor Number                         11

          (e)   Controlled Accumulation Amount                 $630,000,000.00

          (f)   Minimum Payment Rate (last 12 months)                    9.54%


     2.   Principal Funding Account
          -------------------------
[C]
     Beginning Balance                                                   $0.00
          Plus:   Principal Collections for Related
                  Monthly Period from Principal Account                   0.00
          Plus:   Interest on Principal Funding Account
                  Balance for Related Monthly Period       N/A
          Less:   Withdrawals to Finance Charge Account    N/A
          Less:   Withdrawals to Distribution Account                     0.00
                                                           --------------------
     Ending Balance                                                      $0.00
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                Series 1995-1
Page 7


     3.   Accumulation Shortfall
          ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                  N/A

          Less:   The amount deposited into the Principal
                  Funding Account for the Previous Monthly
                  Period                                                   N/A
                                                           --------------------

                  Accumulation Shortfall                                   N/A
                                                           ====================

                  Aggregate Accumulation Shortfalls                        N/A
                                                           ====================

     4.   Principal Funding Investment Shortfall
          --------------------------------------

                  Covered Amount                                           N/A

          Less:   Principal Funding Investment Proceeds                    N/A
                                                           --------------------

                  Principal Funding Investment Shortfall                   N/A


D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)     Required Reserve Account Amount
                  percentage (0.5% of Class A Invested
                  Amount or other amount designated by
                  Transferor)                                            0.00%

          (b)     Required Reserve Account Amount ($)                    $0.00

          (c)     Required Reserve Account Balance after
                  effect of any transfers on the Related
                  Transfer Date                                          $0.00

          (d)     Reserve Draw Amount transferred to the
                  Finance Charge Account on the Related
                  Transfer Date                                          $0.00


     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred
          to the Finance Charge Account on the Related
          Transfer Date                                                    N/A

     3.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account
          transferred to the Finance Charge Account on
          the Related Transfer Date (1(d) plus 2 above)                    N/A

     4.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related
          Mthly Period                                                   3.95%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                        FIRST USA BANK
                        as Servicer


                        By: /s/ W. Todd Peterson
                            ----------------------------------
                            W. Todd Peterson
                            Vice President